UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2018

TARGET GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55066	46-3621499
State or other jurisdiction incorporation	Commission File Number	IRS Employer Identification No.

55 Administration Road, Unit 8, Vaughan, Ontario, Canada	L4K 4G9
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (647) 927-4644

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

For an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Emerging Growth Company ☐

On August 8, 2018, Company filed a report on Form 8-K (“Original 8-K Report”) reporting that on July 3, 2018 it had completed the acquisition of all of the issued and outstanding common stock of Visava Inc. and closed the acquisition of Visava Inc. and its wholly-owned operating subsidiary, Canary RX Inc. This report amends the Original 8-K Report to include the financial statements of Canary RX Inc. and the pro forma consolidated financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were not included in the Original 8-K Report.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

23.1	Consent of Fruci & Associates II, PLLC independent auditors of Canary RX Inc.

99.1	Audited financial statements of Canary RX Inc.

99.2	The pro forma consolidated financial statements of the Company and Canary for the year ended December 31, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET GROUP INC.

Dated: September 12, 2018	By:	/s/ Rubin Schindermann
Chief Executive Officer